UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2015


                           Tenaya Acquisitions Company
             (Exact name of registrant as specified in its charter)

           Nevada                       333-189900               46-3033100
(State of other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)

                55 E. Long Lake Road, #490, Troy, Michigan 48085
                     (Address of principal executive office)

                                 (248) 480-6351
              (Registrant's telephone number, including area code)

                        1930 Village Center Circle #3-201
                             Las Vegas, Nevada 89134
                                 (702) 982-2463
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

     a. On August 31, 2015, the Company was informed that our registered independent public accountant, Messineo & Co., CPAs, LLC, of Clearwater Florida ("M&CO") declined to stand for re-appointment.

     b. M&CO's report on the financial statements for the year ended June 30, 2014 and for the period from June 20, 2013 (date of inception) through June 30, 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

     c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended June 30, 2014 and for the period from June 20, 2013 (date of inception) through June 30, 2013, and through the current date, there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements. Through the interim August 31, 2015 (the date of notification), there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements.

     d. We have authorized M&CO to respond fully to the inquiries of the successor accountant.

     e. During the year ended June 30, 2014 and for the period from June 20, 2013 (date of inception) through June 30, 2013 and the interim period through August 31, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

     f. The Company provided a copy of the foregoing disclosures to M&CO prior to the date of the filing of this Report and requested that M&CO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

     a. On August 31, 2015, the Company engaged Stevenson & Company CPAs, LLP ("S&C") of Tampa Florida, as its new registered independent public accountant. During the year ended June 30, 2014 and for the period from June 20, 2013 (date of inception) through June 30, 2013,and prior to August 31, 2015 (the date of the new engagement), we did not consult with S&C regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by S&C, in either case where written or oral advice provided by S&C would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Number                             Exhibit

16.1 Letter from Messineo & Co., CPA's LLC dated September 17, 2015 regarding Change in Certifying Accountant. (Filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENAYA ACQUISITIONS COMPANY

Date: September 17, 2015
                                        By: /s/ Brian Blaszczak
                                           -------------------------------------
                                           Brian Blaszczak
                                           Chief Executive Officer

                                       3